UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2019

(Date of report; date of earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	New York Stock Exchange
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2019, Ally Financial Inc. (Ally) held its annual meeting of stockholders (Annual Meeting). The results of voting on matters brought before stockholders are shown below.

Proposal 1 — Election of Directors

	For	Against	Abstain	Broker Non-Votes
Franklin W. Hobbs	273,452,138	76,172,865	50,635	12,617,559
Kenneth J. Bacon	349,481,574	142,632	51,432	12,617,559
Katryn (Trynka) Shineman Blake	349,539,356	84,354	51,928	12,617,559
Maureen A. Breakiron-Evans	349,548,492	83,177	43,969	12,617,559
William H. Cary	349,551,217	73,404	51,017	12,617,559
Mayree C. Clark	349,549,587	80,438	45,613	12,617,559
Kim S. Fennebresque	344,612,235	5,013,462	49,941	12,617,559
Marjorie Magner	349,554,399	78,450	42,789	12,617,559
Brian H. Sharples	349,112,943	140,766	421,929	12,617,559
John J. Stack	349,531,281	93,486	50,871	12,617,559
Michael F. Steib	349,537,296	87,454	50,888	12,617,559
Jeffrey J. Brown	349,544,566	78,999	52,073	12,617,559

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
330,484,528	19,091,289	99,821	12,617,559

Proposal 3 — Ratification of the Audit Committee’s Engagement of Deloitte and Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2019

For	Against	Abstain
349,250,378	12,999,609	43,210

Item 7.01	Regulation FD Disclosure.

On May 7, 2019, at the Annual Meeting, Ally’s Chief Executive Officer (CEO) spoke about Ally’s financial and operational performance and strategy. A transcript of the CEO’s remarks is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	CEO’s Annual Meeting Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019

Ally Financial Inc.
(Registrant)

/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary